INSTRUMENT OF ASSUMPTION OF LIABILITIES

     This INSTRUMENT OF ASSUMPTION OF LIABILITIES ("Instrument of Assumption") is made this 9th day of July, 1999, by PULP & PAPER OF AMERICA LLC, a New York limited liability company ("PPA"), and PPA's wholly owned subsidiaries PULP OF AMERICA LLC, a Delaware limited liability company ("Pulp"), PAPER OF AMERICA LLC, a Delaware limited liability company ("Paper"), HYDRO OF AMERICA LLC, a Delaware limited liability company ("Hydro"), LANDFILL OF AMERICA LLC, a Delaware limited liability company ("Landfill"), and RAILWAY OF AMERICA LLC, a Delaware limited liability company ("RR") (PPA, Pulp, Paper, Hydro, Landfill and RR are sometimes referred to collectively herein as "Buyer"), jointly and severally, in favor of Crown Vantage Inc. and its wholly owned subsidiaries CROWN PAPER CO., a Virginia corporation ("Crown"), CROWN VANTAGE-NEW HAMPSHIRE ELECTRIC, INC., a New Hampshire corporation ("Electric"), and BERLIN MILLS RAILWAY, INC., a New Hampshire corporation ("Railway") (Crown, Electric and Railway are sometimes referred to collectively herein as "Seller").

                                    RECITALS

     A. PPA and Seller are parties to an Asset Purchase Agreement dated as of March 24, 1999, among PPA, American Tissue Holdings, Inc. (a Delaware corporation and PPA's parent) and Seller (the "APA"). Capitalized terms used in this Instrument of Assumption shall have the same meaning as they have in the APA unless provided otherwise herein.

     B. All of the terms and conditions set forth in the APA, other than those which have been waived, have been complied with and the parties now desire to complete the transactions contemplated thereby.


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     C. The APA provides, among other things, that for the consideration provided therein, Buyer will assume certain of the Liabilities of Seller relating to Crown's integrated pulp and paper mills in Berlin and Gorham, New Hampshire and the related operations of Electric and Railway (the "Business"). The term "Liabilities" as used herein and in the APA means actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, assessments, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, debts, liabilities, obligations, taxes, liens, losses, expenses and fees, including reasonable attorneys' fees, whether accrued or fixed, absolute or contingent, material or immaterial, or determined or determinable arising under any federal, state, local or foreign, statute, law, ordinance, regulation or rule of law.


     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Buyer (meaning each of PPA, Pulp, Paper, Hydro, Landfill and RR, jointly and severally) hereby assumes the following Liabilities of Seller which relate to the Purchased Assets and/or Business and which are not paid or discharged at or before the Closing:

          (i) All Liabilities of Seller relating to the Purchased Assets or the Business arising from the Material Contracts, Leases, Utility Agreements, and other contracts and commitments which relate exclusively to the Purchased Assets or the Business, to the extent such obligations, by their stated terms, are to be performed in the Ordinary Course of Business subsequent to the Closing, other than Liabilities arising from breaches thereof or Liabilities accruing thereunder on or prior to the Closing.


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          (ii) All Liabilities of Seller under its collective bargaining agreements with UPIU Local 75 (expiration date June 24, 2002) and OPEIU Local 6 (expiration date July 14, 2002) with respect to Transferred Employees covered by one or more of such agreements to the extent that such agreements relate to services rendered for Buyer by Transferred Employees after the Closing. For purposes of applying the terms and conditions of such collective bargaining agreements, the employment of each Transferred Employee shall be deemed to be continuous, and without interruption resulting from the termination by Seller and rehiring by Buyer contemplated under the APA, provided nothing in this sentence shall be deemed an assumption of pre-Closing Liabilities by the Buyer as to Transferred Employees.

          (iii) With respect to Transferred Employees, Buyer will be a successor of Seller solely with respect to, and will credit each such Transferred Employee with, any and all accrued vacation time that must be used during such Transferred Employee's current year of employment by Seller prior to the Closing and that has not been previously used by such Transferred Employee. The term "current year of employment" in the foregoing sentence shall mean (A) for hourly Transferred Employees, the current calendar year, and (B) for salaried Transferred Employees, the twelve (12) month period commencing with the most recent anniversary of the individual's date of hire. In addition, with respect to any Transferred Employee who previously was employed at the Facility by Crown-Zellerbach, if such Transferred Employee shall make a claim for vacation pay in respect of any period during which he or she was employed by Crown Zellerbach, Seller will defend, indemnify and hold Buyer harmless from and against any


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     such losses, liabilities, damages and expenses (including reasonable attorneys' fees) suffered or incurred by Buyer by reason of such claim without regard to the limitations set forth in Section 12.4 of the APA.

          (iv) All Liabilities arising from (A) emissions, discharges or threatened discharges of pollutants, contaminants, hazardous or toxic substances or petroleum or any other waste, substance, material, chemical or constituent subject to regulation under any Environmental Law ("Hazardous Materials") into the air, surface water, ground water or the ocean, or on or into the land ("Hazardous Emissions") and (B) the manufacture, processing, distribution, use, treatment storage, disposal, transport or handling of Hazardous Materials ("Handling Hazardous Substances") at the Facility (whether based in contract, tort, implied or express warranty, criminal or civil statute or otherwise), under any law, regulation, policy or guideline including but not limited to obligations to clean up, remedy or otherwise to restore to a former condition, by itself or jointly with others, any contaminated surface water, ground water, soil or any natural resources associated therewith, regardless of whether such liabilities or obligations arose before or after the Closing (such Liabilities referred to herein as "Environmental Liabilities"), provided, however, that Buyer will not be responsible for costs of those specific remedial actions that Seller has prior to Closing agreed in writing to perform.

          (v) Without limiting the generality of the foregoing, all Liabilities of Seller (as successor to James River Paper Company, Inc.) pursuant to the Gulf Island Pond Oxygenation Project Agreement of General Partnership and the related Operating Agreement, both dated January 9, 1991.


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     2. Notwithstanding the provisions of Section 1 above, Seller is retaining, and Buyer is not assuming, and shall not be deemed to have assumed, any Liabilities of Seller of any kind or nature whatsoever, except those expressly provided for in Section 1 of this Instrument of Assumption. Without limiting the generality of the foregoing, except as otherwise set forth in this Instrument of Assumption and subject to Section 1 above, Buyer is not assuming any Liabilities and shall not have any obligation for or with respect to:

          (i) any Liabilities for federal, state and local taxes incurred by Seller in the conduct of, or relating to, the business of the Facility prior to the Closing or incurred by Seller with respect to any of the transactions contemplated hereby including, without limitation, all income, payroll, value added, sales, use, ad valorem, transfer, franchise, withholding, property excise taxes, timber tax, worker's compensation tax, governmental fees or other like assessments or charges of any kind;

          (ii) any Liabilities, whether civil or criminal in nature, arising out of any actual or alleged violation by Seller which occurred, or which are alleged to have occurred, prior to the Closing, or by any previous owner of any of the Purchased Assets, of any federal, state or local law, rule, regulation, judicial or administrative order, judgment or decree, or governmental permit, license, approval or authorization with the exception of Environmental Liabilities;

          (iii) any Liabilities of Seller or its affiliates arising from a breach by Seller or its affiliates prior to the Closing of any contract or agreement, including, without limitation, Material Contracts and Leases;

          (iv) any Liabilities arising under any contract or agreement, including,

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


     without limitation, Material Contracts and Leases, if the rights of Seller or its affiliates are, for any reason, not transferred to, or the benefits thereunder are not otherwise made available to, Buyer at the Closing;

          (v) any Liability in respect of (A) any worker's compensation claims by former or present employees of Seller or its affiliates, whether or not such employees are Transferred Employees, that arise from events occurring prior to the Closing or events otherwise occurring while the Employee is employed by Seller; (B) any obligation of Seller or its affiliates to indemnify any person, including, without limitation, by reason of the fact that such person was an officer, director or employee or agent of Seller or its affiliates; (C) any employee benefit costs for former or present employees of Seller, whether or not such employees are Transferred Employees, accrued by such employees during employment prior to the Closing, (D) any post-retirement medical benefits due to former or present employees of Seller, provided, however, that Buyer shall indemnify Seller against any claims for such benefits made by Transferred Employees who retire from employment with Buyer and claim that such post-retirement medical benefits vested or accrued as a result of such employees' employment by Seller or its predecessors, or (E) any severance or separation pay or allowances for former or present employees of Seller or its affiliates who are not Transferred Employees;

          (vi) any Liabilities of Seller or its affiliates under unsatisfied purchase obligations other than the Assumed Liabilities;

          (vii) any obligation of Seller or its affiliates under any employment or consulting agreements or arrangements;


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          (viii) any Liabilities of Seller or its affiliates for any refunds, rebates, discounts or other such sums, whether falling due before or after the Closing;

          (ix) any Liabilities of Crown, Electric or Railway to one another or to any of their affiliates, including, without limitation, inter-company interest payable and accounts payable;

          (x) any Liabilities of Seller or its affiliates for legal, accounting and other professional services rendered to Seller or its affiliates;

          (xi) any Liabilities of Seller or its affiliates arising out of any action, suit, investigation or proceeding to the extent based upon an event occurring or a claim arising (A) prior to the Closing or (B) after the Closing in the case of claims in respect of products or services sold or provided by Seller prior to the Closing and attributable to acts performed or omitted by Seller or its affiliates prior to the Closing;

          (xii) any other Liabilities of Seller or its affiliates relating to the Purchased Assets and/or the Business that are incurred prior to the Closing, including, without limitation, any accounts payable or other current Liabilities of Seller or its affiliates and any other liabilities of Seller or its affiliates incurred in connection with its efforts to consummate the transactions contemplated hereby; and

          (xiii) any Liabilities of Seller or its affiliates arising out of indebtedness for borrowed money, including, without limitation, loans and credit lines of Seller.

     3. The assumption by Buyer of the Liabilities of Seller set forth in
Section 1 in this Instrument of Assumption shall not be construed to defeat, impair or limit in any way any rights of Buyer to dispute with the obligee thereof the validity or amount thereof, but in the event



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Buyer chooses to contest or dispute the validity or amount of any such liability, Buyer agrees to indemnify and hold Seller harmless from any liability arising from such contest or dispute. As to any Liabilities of Seller which are not expressly assumed by Buyer hereunder, Buyer shall retain its indemnification rights arising under the APA.

     4. Buyer agrees that, from time to time after the delivery of this Instrument of Assumption, it will, at the request of Seller and without further consideration, promptly take such further action and execute and deliver such additional documents as Seller may reasonably deem necessary in order to more fully effectuate the assumption of liabilities provided for herein.

     5. The provisions of this Instrument of Assumption are intended to be binding upon Buyer, its successors and assigns, and are for the benefit of Seller, its successors and assigns.

     6. This Instrument of Assumption may not be orally canceled, changed, modified or amended, and no cancellation, change, modification or amendment shall be effective or binding unless in writing and signed by all of the parties hereto.

     7. If any provision of this Instrtunent of Assumption is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

     8. This Instrument of Assumption shall be governed by and construed in accordance with the internal laws of the State of New York. Buyer and Seller hereby expressly consent to the jurisdiction of the Supreme Court of the State of New York with respect to any action or proceeding between Buyer and Seller with respect to this Instrument of Assumption or any rights or obligation of such party pursuant to this Instrument of Assumption and each of Buyer and



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Seller agrees that the venue shall lie in Suffolk County, New York. Each party to this Instrument of Assumption waives trial by jury in any such action or proceeding and consents to service of process in any such action or proceeding in the manner provided for notices and other communications in Section 14.2 of the APA.


     IN WITNESS WHEREOF, each of PPA, Pulp, Paper, Hydro, Landfill and RR has caused this instrument to be signed by its Manager on the date first above written.

                                            PULP & PAPER OF AMERICA LLC

                                       By   /s/ Mehdi Gabayzadeh
                                            ---------------------------
                                            Mehdi Gabayzadeh, Manager


                                            PULP OF AMERICA LLC

                                       By   /s/ Mehdi Gabayzadeh
                                            ---------------------------
                                            Mehdi Gabayzadeh, Manager


                                            PULP OF AMERICA LLC

                                       By   /s/ Mehdi Gabayzadeh
                                            ---------------------------
                                            Mehdi Gabayzadeh, Manager



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                                            HYDRO OF AMERICA LLC

                                       By   /s/ Mehdi Gabayzadeh
                                            ---------------------------
                                            Mehdi Gabayzadeh, Manager


                                            LANDFILL OF AMERICA LLC

                                       By   /s/ Mehdi Gabayzadeh
                                            ---------------------------
                                            Mehdi Gabayzadeh, Manager


                                            RAILWAY OF AMERICA LLC

                                       By   /s/ Mehdi Gabayzadeh
                                            ---------------------------
                                            Mehdi Gabayzadeh, Manager






STATE OF NEW YORK
COUNTY OF NEW YORK

     On this 9th day of July, 1999, before me, the undersigned officer, personally appeared Mehdi Gabayzadeh, who acknowledged himself to be the Manager of each of Pulp & Paper of America LLC, Pulp of America LLC, Paper of America LLC, Hydro of America LLC, Landfill of America LLC and Railway of America, LLC, each a limited liability company, and that he, as Manager thereof, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of each of the foregoing limited liability companies.


                                            /s/ Kevin William Wells
                                            -----------------------
                                            Notary Public

                                            Kevin William Wells
                                            Notary Public, State of New York
                                            No. 01WE6013947
                                            Qualified in New York County
                                            Commission Expires Sept. 28, 2000



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